QuickLinks -- Click here to rapidly navigate through this document

Exhibit 24.1

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ BARRY DILLER
Name:	Barry Diller
Title:	Chairman of the Board, Chief Executive Officer and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ VICTOR A. KAUFMAN
Name:	Victor A. Kaufman
Title:	Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ EDGAR BRONFMAN, JR.
Name:	Edgar Bronfman, Jr.
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ DONALD R. KEOUGH
Name:	Donald R. Keough
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ MARIE-JOSÉE KRAVIS
Name:	Marie-Josée Kravis
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ BRYAN LOURD
	Name:	Bryan Lourd
	Title:	Director
registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ STEVEN RATTNER
Name:	Steven Rattner
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ GEN. H. NORMAN SCHWARZKOPF
Name:	Gen. H. Norman Schwarzkopf
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ ALAN G. SPOON
Name:	Alan G. Spoon
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ DIANE VON FURSTENBERG
Name:	Diane Von Furstenberg
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ THOMAS J. MCINERNEY
Name:	Thomas J. McInerney
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act") a post-effective amendment to that certain registration statement on Form S-3 (SEC File No. 333-88850, the "Registration Statement") hereby constitutes and appoints Thomas J. McInerney, Gregory R. Blatt and Joanne Hawkins as his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 5th day of August, 2005.

/s/ MICHAEL H. SCHWERDTMAN
Name:	Michael H. Schwerdtman
Title:	Senior Vice President and Controller

QuickLinks

POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp